UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

July 17, 2026
(Date of earliest event reported)

EVI Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14757	11-2014231
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4500 Biscayne Blvd., Suite 340 Miami, Florida		33137
(Address of principal executive offices)		(Zip Code)

(305) 402-9300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.025 par value	EVI	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Overview

On July 17, 2026, EVI Industries, Inc., a Delaware corporation (the “Company”), entered into definitive asset purchase agreements described below in which, subject to the completion of the conditions described below and in the attached exhibits to this Current Report on Form 8-K, certain of the Company’s indirect wholly-owned subsidiaries have agreed to acquire substantially all of the assets and assume certain liabilities of JLOJB, Inc. f/k/a Sudsies, Inc., a Florida corporation (“Sudsies”), and certain of its affiliates and to acquire the personal goodwill of Jason Loeb in Sudsies, for cash, and a number of shares of Common Stock, par value $0.025 per share (the "Common Stock"), as outlined below.

Transaction A Asset Purchase Agreement

On July 17, 2026, (i) the Company and Garment Care Services FL, LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of the Company (“Garment Care Services”), on the one hand, and the Jason Loeb Family Trust UAD December 7, 2005 as amended (the “Loeb Trust”), the Jorge Baboun and Michelle Zambelli Baboun Inter Vivos Declaration of Trust Created March 13, 2023 (the “Baboun Trust”, and together with the Loeb Trust, the “Trusts”), Jason Loeb (“Loeb”), Jorge Baboun (“Baboun”, and together with Loeb, the “Shareholders”), and Sudsies (and together with the Trusts and the Shareholders, the “Transaction A Seller Group”), on the other hand, entered into an Asset Purchase Agreement (the “Transaction A-1 Asset Purchase Agreement”) and (ii) the Company and GCS 12711 Plant FL, LLC, a Florida limited liability company and an indirect wholly owned subsidiary of the Company (“GCS 12711”), on the one hand, and the Transaction A Seller Group, on the other hand, entered into an Asset Purchase Agreement (the “Transaction A-2 Asset Purchase Agreement", and together with the Transaction A-1 Asset Purchase Agreement, the "Transaction A Asset Purchase Agreements”), pursuant to which Garment Care Services and GCS 12711 have agreed to acquire substantially all of the assets and assume certain liabilities of Sudsies (the “Transaction A Transactions”).

Subject to certain working capital adjustments, in the case of Transaction A-2 Asset Purchase Agreement, and other adjustments, the consideration for the Transaction A Transactions will be equal to $22,600,000, of which $1,716,000 will be deposited in an escrow account for no less than 12 months after the date of the closing of the Transaction A Transactions (subject to extension in certain circumstances);

The Transaction A Asset Purchase Agreements contain representations, warranties and covenants customary for a transaction of this size and nature. Subject to certain limitations, the Transaction A Seller Group, on the one hand, and the Company and Buyer, on the other hand, have agreed to indemnify each other for breaches of representations, warranties and covenants and other specified matters, and the Transaction A Seller Group’s indemnification obligations are secured, in part, by the funds in the escrow account for Transaction A Transactions.

The Transaction A Asset Purchase Agreements contain certain termination rights for the Company and the Transaction A Seller Group, including, but not limited to, (i) by mutual written agreement; (ii) if the closing has not occurred on or before September 1, 2026; and (iii) the non-performance of any material covenant or other agreement set forth in the Transaction A Asset Purchase Agreements after an opportunity to cure in some cases.

The Company expects the closing of the Transaction A Transactions to occur within 30 to 45 days, subject to certain closing conditions, including, but not limited to, (i) the accuracy of the representations and warranties of the parties; (ii) the parties’ performance and compliance in all material respects with the agreements and covenants contained in the Transaction A Asset Purchase Agreement and (iii) the simultaneous closing of the Transaction B Transactions (as defined below) and the Transaction C Transactions (as defined below).

The foregoing description of each of the Transaction A-1 Asset Purchase Agreement and the Transaction A-2 Asset Purchase Agreement is a summary only, does not purport to be complete and is subject to, and qualified in its entirety by reference, to the Transaction A-1 Asset Purchase Agreement and the Transaction A-2 Asset Purchase Agreement, copies of which are attached hereto as Exhibits 2.1 and 2.2, respectively, and are incorporated herein by reference. The Transaction A Asset Purchase Agreements contain representations and warranties made by the parties as of specific dates and solely for their benefit. The representations and warranties reflect negotiations between the parties and are not intended as statements of fact to be relied upon by the Company’s stockholders or any other person or entity other than the parties to the Transaction A Asset Purchase Agreement and, in certain cases, represent allocation decisions among the parties and are modified or qualified by correspondence or confidential disclosures made between the parties in connection with the negotiation of the Transaction A Asset Purchase Agreement (which disclosures are not reflected in the Transaction A Asset Purchase Agreement itself, may not be true as of any date other than the date made, or may apply standards of materiality in a way that is different from what may be viewed as material by stockholders). Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and stockholders should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Transaction A Asset Purchase Agreement.

Transaction B Asset Purchase Agreements

On July 17, 2026, (i) the Company and Garment Care Services, on the one hand, and Sudsies Goldberg Holdings, LLC, a Florida limited liability company ("Sudsies Goldberg"), JLOJB Management, LLC, f/k/a Sudsies Management, LLC, a Florida limited liability company (“JLOJB Management”), the Trusts, the Shareholders, Luis Moreno, Sudsies Operations North, LLC f/k/a Sudsies Boca LLC, a Florida limited liability company (“Sudsies Operations”), and Davie Dry Cleaners, LLC, a Florida limited liability company (“Davie Dry Cleaners” and together with Sudsies Goldberg, JLOJB Management, the Trusts, the Shareholders, Moreno and Sudsies Operations, the “Transaction B Seller Group”), on the other hand, entered into an Asset Purchase Agreement (the “Transaction B-1 Asset Purchase Agreement”) and (ii) the Company and GCS 112-114 Plant FL, LLC, a Florida limited liability company and an indirect wholly owned subsidiary of the Company (“GCS 112-114”), on the one hand, and the Transaction B Seller Group, on the other hand, entered into an Asset Purchase Agreement (the “Transaction B-2 Asset Purchase Agreement”, and together with the Transaction B-1 Asset Purchase Agreement, the “Transaction B Asset Purchase Agreements”), pursuant to which Garment Care Services and GCS 112-114 have agreed to acquire substantially all of the assets and assume certain liabilities of Sudsies Operations and Davie Dry Cleaners (the “Transaction B Transactions”).

Subject to certain working capital adjustments in the case of Transaction B-2 Asset Purchase Agreement, and other adjustments, the consideration for the Transaction B Transactions will be equal to $4,000,000, of which $232,000 will be deposited in an escrow account for no less than 12 months after the date of the closing of the Transaction B Transactions (subject to extension in certain circumstances).

The Transaction B Asset Purchase Agreements contain representations, warranties and covenants customary for a transaction of this size and nature. Subject to certain limitations, the Transaction B Seller Group, on the one hand, and the Company and Buyer, on the other hand, have agreed to indemnify each other for breaches of representations, warranties and covenants and other specified matters, and the Transaction B Seller Group’s indemnification obligations are secured, in part, by the funds in the escrow account for Transaction B Transactions.

The Transaction B Asset Purchase Agreements contain certain termination rights for the Company and the Transaction B Seller Group, including, but not limited to, (i) by mutual written agreement; (ii) if the closing has not occurred on or before September 1, 2026; and (iii) the non-performance of any material covenant or other agreement set forth in the Transaction B Asset Purchase Agreements after an opportunity to cure in some cases.

The Company expects the closing of the Transaction B Transactions to occur within 30 to 45 days, subject to certain closing conditions, including, but not limited to, (i) the accuracy of the representations and warranties of the parties; and (ii) the parties’ performance and compliance in all material respects with the agreements and covenants contained in the Transaction B Asset Purchase Agreement, and (iii) the simultaneous closings of the Transaction A Transactions and the Transaction C Transactions.

The foregoing description of each of the Transaction B-1 Asset Purchase Agreement and the Transaction B-2 Asset Purchase Agreement is a summary only, does not purport to be complete and is subject to, and qualified in its entirety by reference, to the Transaction B-1 Asset Purchase Agreement and the Transaction B-2 Asset Purchase Agreement, copies of which are attached hereto as Exhibits 2.3 and 2.4, respectively, and are incorporated herein by reference. The Transaction B Asset Purchase Agreements contain representations and warranties made by the parties as of specific dates and solely for their benefit. The representations and warranties reflect negotiations between the parties and are not intended as statements of fact to be relied upon by the Company’s stockholders or any other person or entity other than the parties to the Transaction B Asset Purchase Agreements and, in certain cases, represent allocation decisions among the parties and are modified or qualified by correspondence or confidential disclosures made between the parties in connection with the negotiation of the Transaction B Asset Purchase Agreements (which disclosures are not reflected in the Transaction B Asset Purchase Agreements themselves, may not be true as of any date other than the date made, or may apply standards of materiality in a way that is different from what may be viewed as material by stockholders). Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and stockholders should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Transaction B Asset Purchase Agreements.

Transaction C Asset Purchase Agreement

On July 17, 2026, the Company and Garment Care Services, on the one hand, and the Trusts, the Shareholders, Shmuel Rudski (“Rudski”) and JLOJB On-Site, LLC f/k/a Sudsies On-Site, LLC, a Florida limited liability company (“Sudsies On-Site” and together with the Trusts, the Shareholders and Rudski, the “Transaction C Seller Group”), on the other hand, entered into an Asset Purchase Agreement (the “Transaction C Asset Purchase Agreement”), pursuant to which Garment Care Services has agreed to acquire substantially all of the assets and assume certain liabilities of Sudsies On-Site (the “Transaction C Transactions”).

Subject to certain working capital and other adjustments, the consideration for the Transaction C Transactions will be equal to $900,000, consisting of (i) $800,000 in cash, of which $52,000 will be deposited in an escrow account for no less than 12 months after the date of the closing of the Transaction C Transactions (subject to extension in certain circumstances) and (ii) a number of shares of Common Stock equal to the quotient of $100,000 divided by a price per share determined by the board of directors of the Company (the “Transaction C Stock Amount”).

The Transaction C Asset Purchase Agreement contains representations, warranties and covenants customary for a transaction of this size and nature. Subject to certain limitations, the Transaction C Seller Group, on the one hand, and the Company and Buyer, on the other hand, have agreed to indemnify each other for breaches of representations, warranties and covenants and other specified matters, and the Transaction C Seller Group's indemnification obligations are secured, in part, by the funds in the escrow account for Transaction C Transactions.

The Transaction C Asset Purchase Agreement contains certain termination rights for the Company and the Transaction C Seller Group, including, but not limited to, (i) by mutual written agreement; (ii) if the closing has not occurred on or before September 1, 2026; and (iii) the non-performance of any material covenant or other agreement set forth in the Transaction C Asset Purchase Agreements after an opportunity to cure in some cases.

The Company expects the closing of the Transaction C Transactions to occur within 30 to 45 days, subject to certain closing conditions, including, but not limited to, (i) the accuracy of the representations and warranties of the parties; and (ii) the parties’ performance and compliance in all material respects with the agreements and covenants contained in the Transaction C Asset Purchase Agreement, and (iii) the simultaneous closings of the Transaction A Transactions and the Transaction B Transactions.

The foregoing description of the Transaction C Asset Purchase Agreement is a summary only, does not purport to be complete and is subject to, and qualified in its entirety by reference, to the Transaction C Asset Purchase Agreement, a copy of which is attached hereto as Exhibit 2.5, and is incorporated herein by reference. The Transaction C Asset Purchase Agreement contains representations and warranties made by the parties as of specific dates and solely for their benefit. The representations and warranties reflect negotiations between the parties and are not intended as statements of fact to be relied upon by the Company’s stockholders or any other person or entity other than the parties to the Transaction C Asset Purchase Agreement and, in certain cases, represent allocation decisions among the parties and are modified or qualified by correspondence or confidential disclosures made between the parties in connection with the negotiation of the Transaction C Asset Purchase Agreement (which disclosures are not reflected in the Transaction C Asset Purchase Agreement itself, may not be true as of any date other than the date made, or may apply standards of materiality in a way that is different from what may be viewed as material by stockholders). Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and stockholders should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Transaction C Asset Purchase Agreement.

Transaction D Goodwill Purchase Agreement

On July 17, 2026, the Company and Garment Care Services, on the one hand, and Loeb, on the other hand, entered into an Agreement for the Purchase of Personal Goodwill (the “Transaction D Goodwill Purchase Agreement”), pursuant to which Garment Care Services has agreed to acquire all of the Personal Goodwill (as defined in the Transaction D Goodwill Purchase Agreement) of Loeb in Sudsies (the “Transaction D Transactions”).

The consideration for the Transaction D Transactions will be equal to $7,124,778, consisting of (i) $6,624,778 in cash, and (ii) a number of shares of Common Stock equal to the quotient of $500,000 divided by a price per share determined by the board of directors of the Company (the “Transaction D Stock Amount”).

The Transaction D Goodwill Purchase Agreement contains representations, warranties and covenants customary for a transaction of this size and nature. Subject to certain limitations, Loeb, on the one hand, and the Company and Purchaser, on the other hand, have agreed to indemnify each other for breaches of representations, warranties and covenants and other specified matters.

The Transaction D Goodwill Purchase Agreement contains certain termination rights for the Company and Loeb, including, but not limited to, by mutual written agreement.

The Company expects the closing of the Transaction D Transactions to occur within 30 to 45 days, subject to certain closing conditions, including, but not limited to, (i) the accuracy of the representations and warranties of the parties; and (ii) the parties’ performance and compliance in all material respects with the agreements and covenants contained in the Transaction D Goodwill Purchase Agreement.

The foregoing description of the Transaction D Goodwill Purchase Agreement is a summary only, does not purport to be complete and is subject to, and qualified in its entirety by reference, to the Transaction D Goodwill Purchase Agreement, a copy of which is attached hereto as Exhibit 2.6, and is incorporated herein by reference. The Transaction D Goodwill Purchase Agreement contains representations and warranties made by the parties as of specific dates and solely for their benefit. The representations and warranties reflect negotiations between the parties and are not intended as statements of fact to be relied upon by the Company’s stockholders or any other person or entity other than the parties to the Transaction D Goodwill Purchase Agreement and, in certain cases, represent allocation decisions among the parties and are modified or qualified by correspondence or confidential disclosures made between the parties in connection with the negotiation of the Transaction D Goodwill Purchase Agreement (which disclosures are not reflected in the Transaction D Goodwill Purchase Agreement itself, may not be true as of any date other than the date made, or may apply standards of materiality in a way that is different from what may be viewed as material by stockholders). Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and stockholders should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Transaction D Goodwill Purchase Agreement.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Transaction C Stock Amount and the Transaction D Stock Amount will be issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof, which exempts transactions by an issuer not involving any public offering. The issuance of the Transaction C Stock Amount and the Transaction D Stock Amount will not be a public offering for purposes of Section 4(a)(2) because of its being made only to Messrs. Rudski and Loeb, each such person’s status as an accredited investor, and the manner of the issuance, including that the Company did not, and will not, engage in general solicitation or advertising with regard to the issuance of the Transaction C Stock Amount and the Transaction D Stock Amount and did not, and will not, offer any of the shares to the public in connection with the issuance.

Item 8.01	Other Events.

On July 20, 2026, the Company issued a press release announcing the Transaction A Asset Purchase Agreements, the Transaction B Asset Purchase Agreements, the Transaction C Asset Purchase Agreement and the Transaction D Goodwill Purchase Agreement. In the press release the Company inadvertently overstated the compounded annual growth rate for a five year period for EBITDA of 62%. The corrected percentage is 31%. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Asset Purchase Agreement dated as of July 17, 2026, by and among EVI Industries, Inc., Garment Care Services FL, LLC, the Jason Loeb Family Trust UAD December 7, 2005 as amended, the Jorge Baboun and Michelle Zambelli Baboun Inter Vivos Declaration of Trust Created March 13, 2023, Jason Loeb, Jorge Baboun and JLOJB, Inc. f/k/a Sudsies, Inc.

2.2	Asset Purchase Agreement dated as of July 17, 2026, by and among EVI Industries, Inc., GCS 12711 Plant FL, LLC, the Jason Loeb Family Trust UAD December 7, 2005 as amended, the Jorge Baboun and Michelle Zambelli Baboun Inter Vivos Declaration of Trust Created March 13, 2023, Jason Loeb, Jorge Baboun and JLOJB, Inc. f/k/a Sudsies, Inc.

2.3	Asset Purchase Agreement dated as of July 17, 2026, by and among EVI Industries, Inc., Garment Care Services FL, LLC, Sudsies Goldberg Holdings, LLC, JLOJB Management, LLC, F/K/A Sudsies Management, LLC, the Jason Loeb Family Trust UAD December 7, 2005 as amended, the Jorge Baboun and Michelle Zambelli Baboun Inter Vivos Declaration of Trust Created March 13, 2023, Jason Loeb, Jorge Baboun, Luis Moreno, Sudsies Operations North, LLC f/k/a Sudsies Boca LLC and Davie Dry Cleaners, LLC.

2.4	Asset Purchase Agreement dated as of July 17, 2026, by and among EVI Industries, Inc., GCS 112-114 Plant FL, LLC, Sudsies Goldberg Holdings, LLC, JLOJB Management, LLC, F/K/A Sudsies Management, LLC, the Jason Loeb Family Trust UAD December 7, 2005 as amended, the Jorge Baboun and Michelle Zambelli Baboun Inter Vivos Declaration of Trust Created March 13, 2023, Jason Loeb, Jorge Baboun, Luis Moreno and Davie Dry Cleaners, LLC.

2.5	Asset Purchase Agreement dated as of July 17, 2026, by and among EVI Industries, Inc., Garment Care Services FL, LLC, JLOJB On-Site, LLC F/K/A Sudsies On-Site, LLC, the Jason Loeb Family Trust UAD December 7, 2005 as amended, the Jorge Baboun and Michelle Zambelli Baboun Inter Vivos Declaration of Trust Created March 13, 2023, Jason Loeb, Jorge Baboun and Shmuel Rudski.

2.6	Agreement for the Purchase of Personal Goodwill, dated as of July 17, 2026, by and among EVI Industries, Inc., Garment Care Services FL, LLC and Jason Loeb.

99.1	Press release of EVI Industries, Inc., dated July 20, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVI INDUSTRIES, INC.

Dated: July 23, 2026	By:	/s/ Robert H. Lazar
Robert H. Lazar
Chief Financial Officer